EXHIBIT 10.3
                                                September 24, 1999





United Road Services, Inc.
17 Computer Drive West
Albany, New York 12205

Ladies/Gentlemen:

         Please refer to the Second Amended and Restated Credit Agreement dated as of June 11, 1999 (the "Credit Agreement") among United Road Services, Inc. (the "Company"), various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

         The Company, the Banks and the Agent hereby agree that the Credit Agreement is terminated effective as of July 9, 1999 as if the Credit Agreement had not been executed and delivered by the parties thereto. Without limiting the foregoing, (a) the Company releases each Bank from any Commitment under the Credit Agreement and agrees that no Bank shall have any obligation or liability to the Company under or in connection with the Credit Agreement and (b) each Bank hereby releases the Company from any obligation to pay any fees in connection with the Credit Agreement and agrees that the Company shall have no obligation or liability to such Bank under or in connection with the Credit Agreement.

         This letter agreement shall become effective upon receipt by the Agent of counterparts hereof (or facsimiles thereof) executed by the Company and all Banks. This letter agreement may be executed in counterparts and by the parties hereto on separate counterparts. This letter agreement shall be governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

 BANK OF AMERICA, N.A., as Agent
 -------------------------------


                                       By:
------------------------------------------
                                     Title:


                                       BANK OF AMERICA, N.A., as Issuing Bank,
                                        Swing Line Bank and a Bank


                                       By:
                                       Title:


                                     BANKBOSTON, N.A., as Syndication Agent
                                     and a Bank


                                     By:
                                     Title:


                                     CIBC INC., as Documentation Agent and
                                     a Bank


                                     By:
                                     Title:


                                     HELLER FINANCIAL, INC., as a Bank


                                     By:
                                     Title:

                                     KZH CYPRESSTREE-1 LLC, as a Bank


                                     By:
                                     Title:


                                     MICHIGAN NATIONAL BANK, as a Bank


                                     By:
                                     Title:


                                     NORTH AMERICAN SENIOR FLOATING RATE FUND,
                                     as a Bank
                                     By: CYPRESSTREE INVESTMENT MANAGEMENT
                                     COMPANY, INC., as
                                     Portfolio Manager


                                     By:
                                     Title:


                                     SRF TRADING, INC., as a Bank


                                     By:
                                     Title:


                                     THE CHASE MANHATTAN BANK, as a Bank


                                     By:
                                     Title:


                                     COMERICA BANK, as a Bank


                                     By:
                                     Title:

                                     CYPRESSTREE INSTITUTIONAL FUND, LLC,
                                     as a Bank
                                     BY: CYPRESSTREE INVESTMENT MANAGEMENT
                                     COMPANY, INC., its
                                     Managing Member


                                     By:
                                     Title:


                                     HAMILTON BANK, N.A., as a Bank


                                     By:
                                     Title:


                                     By:
                                     Title:

                                     UNION BANK OF CALIFORNIA, N.A., as a Bank



                                     By:
                                     Title:



                                     MAGNETITE ASSET INVESTORS, LLC, as a Bank



                                     By:
                                     Title:



Accepted and Agreed as of
the date first written above:

UNITED ROAD SERVICES, INC.



By:
Title: